THE COVENTRY GROUP
3435 Stelzer Road
Columbus, OH 43219

March 2, 2007

Dear Shareholder:

On behalf of the Board of Trustees of The Coventry Group (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Trust with respect to the 1st Source Monogram Diversified Equity Fund (the “Diversified Equity Fund”), a series of the Trust, to be held at 1:00 p.m. Eastern Time on March 26, 2007 at 3435 Stelzer Road, Columbus, OH 43219.

At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, between the Diversified Equity Fund and the 1st Source Monogram Income Equity Fund (the “Income Equity Fund”), also a series of the Trust, (collectively, the “Funds”) under which the Diversified Equity Fund will merge with and into the Income Equity Fund (the “Reorganization”).

The Board of Trustees of the Trust unanimously approved the Agreement and Plan of Reorganization at a meeting held on January 16, 2007. The Board of Trustees recommends that you vote FOR the proposal.

The details of the proposed Reorganization are set forth in the combined Proxy Statement/Prospectus that accompanies this letter, including details about the Income Equity Fund’s investment objective, policies, management and costs that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

Your vote is important to us regardless of the number of shares you own. In order to conduct the Special Meeting, a majority of shares must be represented in person or by proxy. Please vote promptly.

If you have any questions about the Reorganization, please call 1-800-766-8938.

We thank you for considering this matter carefully and for your continued confidence in and support of The Coventry Group.

Sincerely,

R. Jeffrey Young
President
The Coventry Group

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on March 26, 2007?

A.	The Board of Trustees of The Coventry Group has called the Special Meeting at which you will be asked to vote on the reorganization of the Diversified Equity Fund into the Income Equity Fund (the “Reorganization”). Both the Diversified Equity Fund and the Income Equity Fund are series of The Coventry Group.

Q.	Why did the Board of Trustees approve the Reorganization?

A.	After reviewing detailed information about the Reorganization, The Coventry Group Board of Trustees unanimously approved the Reorganization. The Board of Trustees considered the similarity in investment objectives of the Funds, the investment performance of each Fund, the anticipated decrease in expense levels currently borne by the shareholders of the Diversified Equity Fund and the opportunity for increased economies of scale. After careful consideration, the Board of Trustees determined that the Reorganization is in the best interests of the shareholders of the Diversified Equity Fund.

The Board of Trustees recommends that you vote FOR the Reorganization.

Q.	What will happen to my existing shares?

A.	Your shares of the Diversified Equity Fund will be exchanged for shares of the Income Equity Fund. You will not pay any sales charges in connection with the Reorganization. Although the price of the new shares of the Income Equity Fund may be different from the price of your current shares of the Diversified Equity Fund, the new shares you receive will have the same total value as your current shares immediately prior to the Reorganization so that the value of your investment will remain exactly the same.

Q.	What are the differences between the investment objectives and principal strategies of the Diversified Equity Fund and the Income Equity Fund?

A.	The investment objectives of the Funds are substantially similar. While both Funds seek long-term capital appreciation, the Income Equity Fund seeks income as a secondary objective. The principal strategies pursued by the Funds are different, but the portfolio securities in which they invest are substantially similar. For a more complete description of each Fund’s investment objectives and strategies, please read the section entitled “Investment Objectives” in the enclosed combined Proxy Statement/Prospectus.

Q.	Will I incur any transaction costs as a result of the Reorganization?

A.	No. Shareholders will not incur any transaction costs, e.g., sales charges or redemption fees, as a result of the Reorganization. The Diversified Equity Fund may sell securities before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization. After the Reorganization, the Income Equity Fund may dispose of certain securities received by it from the Diversified Equity Fund. Such sales may result in transaction costs, which will be indirectly borne by shareholders.

Q.	What is the timetable for the Reorganization?

A.	If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about March 30, 2007.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. The Diversified Equity Fund may sell securities before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization. After the Reorganization, the Income Equity Fund may dispose of certain securities received by it from the Diversified Equity Fund. Such sales may result in capital gains (or losses) to shareholders. The Funds expect the capital gains (if any) to be minimal. Shareholders should consult their own tax advisers concerning the potential tax impact of the Reorganization to them, including foreign, state and local tax consequences.

Q.	What happens if the Reorganization is not approved?

A.	If shareholders of the Diversified Equity Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Diversified Equity Fund and its shareholders.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions regarding this proxy, please contact The Coventry Group by calling 1-800-766-8938.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD. YOUR VOTE IS VERY IMPORTANT!

THE COVENTRY GROUP
3435 Stelzer Road
Columbus, OH 43219

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 26, 2007

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of The Coventry Group (the “Trust”) with respect to the 1st Source Monogram Diversified Equity Fund (the “Diversified Equity Fund”) will be held at 1:00 p.m. Eastern Time, on March 26, 2007 for the purpose of considering the proposal set forth below:

1. Approval of the Agreement and Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Diversified Equity Fund in exchange for shares of the 1st Source Monogram Income Equity Fund (the “Income Equity Fund”); (ii) the distribution of shares of the Income Equity Fund so received to shareholders of the Diversified Equity Fund; and (iii) the liquidation and termination of the Diversified Equity Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record as of the close of business on February 12, 2007 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,

Timothy Bresnahan
Secretary

March 2, 2007

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party must sign the proxy car exactly as that party’s name is shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS
Dated February 28, 2007

Relating to the acquisition of the assets of

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND
a series of
THE COVENTRY GROUP
3435 Stelzer Road
Columbus, OH 43219

by and in exchange for shares of

1ST SOURCE MONOGRAM INCOME EQUITY FUND
a series of
THE COVENTRY GROUP
3435 Stelzer Road
Columbus, OH 43219

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of The Coventry Group (the “Trust”) in connection with a Special Meeting of Shareholders (the “Special Meeting”) of the 1st Source Monogram Diversified Equity Fund (the “Diversified Equity Fund”), a series of the Trust, to be held on March 26, 2007 at 1:00 p.m., Eastern Time (“ET”), at 3435 Stelzer Road, Columbus, OH 43219. At the Special Meeting, shareholders of the Diversified Equity Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between the Diversified Equity Fund and the 1st Source Monogram Income Equity Fund (the “Income Equity Fund”), also a series of the Trust (collectively, the “Funds”). A copy of the form of Reorganization Agreement is attached as Exhibit A.

Proposal

1. Approval of the Agreement and Plan of Reorganization, which provides for: (i) the transfer of all of the assets and liabilities of the Diversified Equity Fund in exchange for shares of the Income Equity Fund; (ii) the distribution of shares of the Income Equity Fund so received to shareholders of the Diversified Equity Fund; and (iii) the liquidation and termination of the Diversified Equity Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Reorganization Agreement provides that the Diversified Equity Fund will transfer all of its assets and liabilities to the Income Equity Fund. In exchange for the transfer of these assets and liabilities, the Income Equity Fund will simultaneously issue shares to the Diversified Equity Fund in an amount equal in value to the net asset value of the Diversified Equity Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about March 30, 2007 (the “Effective Time”).

Immediately after the transfer of the Diversified Equity Fund’s assets and liabilities, the Diversified Equity Fund will make a liquidating distribution to its shareholders of the Income Equity Fund shares received, so that a holder of shares in the Diversified Equity Fund at the Effective Time of the Reorganization will receive a number of shares of the Income Equity Fund with the same aggregate value as the shareholder had in the Diversified Equity Fund immediately before the Reorganization. At the Effective Time of the Reorganization, shareholders of the Diversified Equity Fund will become shareholders of the Income Equity Fund, and thereafter the Diversified Equity Fund will be liquidated and terminated.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). 1st Source Corporation Investment Advisors, Inc., (the “Advisor”) an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is the investment advisor to the Funds. BISYS Fund Services Ohio, Inc. serves as the transfer, administrative and fund accounting agent for both Funds, while BISYS Fund Services Limited Partnership (the “Distributor”) is the principal distributor of each Fund. The Distributor and BISYS Fund Services Ohio, Inc. are affiliated.

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Diversified Equity Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus). A Statement of Additional Information dated February 28, 2007 relating to this Proxy Statement/Prospectus and including certain financial information about the Diversified Equity Fund and the Income Equity Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by calling toll-free 1-800-766-8938.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Diversified Equity Fund, see the prospectus for the Fund dated August 1, 2006, as amended, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Diversified Equity Fund dated August 1, 2005, as amended, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Diversified Equity Fund are available upon request and without charge by calling toll-free 1-800-766-8938.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Income Equity Fund, see the prospectus and Statement of Additional Information for the Fund dated August 1, 2006, as amended, which has been filed with the SEC. Copies of the prospectus and Statement of Additional Information for the Income Equity Fund are available upon request and without charge by calling toll-free 1-800-766-8938.

The Annual Report for the Trust relating to the Funds for the fiscal year ended March 31, 2006 and the Semi-Annual Report of the period ended September 30, 2006 can be obtained without charge by calling toll-free 1-800-766-8938. The Annual Report for the Funds also is available on the SEC’s website at www.sec.gov.

This Proxy Statement/Prospectus constitutes the proxy statement of Diversified Equity Fund for the Special Meeting and is expected to be sent to shareholders on or about March 2, 2007.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

SYNOPSIS

This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Diversified Equity Fund with those of the Income Equity Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Synopsis is qualified in its entirety by reference to the prospectus for the Diversified Equity Fund and the Income Equity Fund. For more complete information, please read the prospectus for each of the Funds.

The Reorganization

Background.  Pursuant to the Reorganization Agreement, the Diversified Equity Fund will transfer all of its assets and liabilities to the Income Equity Fund in exchange solely for shares of that Fund. The Diversified Equity Fund will then distribute the Income Equity Fund shares that it receives to its shareholders in complete liquidation. The Diversified Equity Fund will thereafter be terminated. The result of the Reorganization is that shareholders of the Diversified Equity Fund will become shareholders of the Income Equity Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Diversified Equity Fund and the Income Equity Fund and their shareholders, and that the interests of existing shareholders in the Diversified Equity Fund and the Income Equity Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganization.

Tax Consequences.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Diversified Equity Fund will not recognize a gain or loss in the transaction. Nevertheless, the sale of securities by the Diversified Equity Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization.

Special Considerations and Risk Factors.  The investment objectives of the Diversified Equity Fund and the Income Equity Fund are substantially similar. The primary objective of both Funds is long-term capital appreciation, although the Income Equity Fund has a secondary goal of generating income. The principal investment strategies of the Funds differ slightly, but the portfolio securities in which the Funds invest are substantially similar. Finally, an investment in the Income Equity Fund will involve investment risks that are, in most respects, similar to those of the Diversified Equity Fund. For a more complete discussion of the risks associated with the respective Funds, see “Principal Risks” below.

The Funds

Business of the Funds.  The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on January 8, 1992. The Trust offers redeemable shares in sixteen different series of shares. The Diversified Equity Fund and the Income Equity Fund are series of the Trust and are advised by 1st Source Corporation Investment Advisors, Inc. (the “Advisor”). Series of the Trust advised by the Advisor are called the 1st Source Monogram Funds. Both the Diversified Equity Fund and the Income Equity Fund offer one class of shares.

Fees and Expenses

If the Reorganization is approved by shareholders, you will pay the fees assessed by the Income Equity Fund. The following tables compare the current fees and expenses of the Diversified Equity Fund and with those of the Income Equity Fund.

DIVERSIFIED EQUITY FUND AND INCOME EQUITY FUND
Comparison of Shareholder Fees

Maximum Sales
	Charge (Load)	Maximum Deferred
	Imposed on Purchase	Sales Charge (Load)
	(as a percentage of	(as a percentage of
Fund	offering price)	net asset value)	Redemption Fee

Diversified Equity Fund	None	None	None
Income Equity Fund	None	None	None

Comparison of Annual Operating Expenses
(as a percentage of average net assets)

		Distribution			Total Fund
Fund	Management Fees	(12b-1) Fees		Other Expenses	Operating Expenses

Diversified Equity Fund	0.99%	0.25	%(1)	0.40%	1.64%
Income Equity Fund	0.80%	0.25	%(2)	0.40%	1.45%

(1)	The Distributor currently is limiting the distribution fees paid by the Fund for the current fiscal year to 0.00%. Total Fund Operating Expenses after this fee limitation are expected to be 1.39%. This expense limitation may be revised or cancelled at any time.

(2)	The Distributor currently is limiting the distribution fees paid by the Fund for the current fiscal year to 0.00%. Total Fund Operating Expenses after this fee limitation are expected to be 1.20%. This expense limitation may be revised or cancelled at any time.

Examples

This table is intended to help you compare the cost of investing in the Income Equity Fund with the cost of investing in the Diversified Equity Fund, assuming the Reorganization is approved. The Examples assume the following:

•	a $10,000 investment in each Fund for the time periods indicated

•	a 5% return each year

•	redemption at the end of each period

•	no changes in either Fund’s operating expenses

•	reinvestment of dividends and distributions

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

Assuming Redemption at the End of Period

Fund	1 Year	3 Years	5 Years	10 Years

Diversified Equity Fund	$167	$517	$892	$1,944
Income Equity Fund(1)	$148	$459	$792	$1,735

The Funds’ Performance.  The following charts show the past performance of each class of the Diversified Equity Fund and the Income Equity Fund. The charts give some indication of the risks involved in investing in the Funds. Past performance before and after taxes is not an indication of future results.

Diversified Equity Fund

The chart and table on this page show how the Diversified Equity Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance for each of the last ten years to demonstrate that the Fund’s value varied at differing times. The table below compares the Fund’s performance over time (both before and after taxes) to that of its primary benchmark index, the Russell 1000 Growth Index(1). The quoted performance for the Fund includes the performance of a corresponding collective investment fund (the “Collective Fund”) that was previously managed by the Advisor’s predecessor beginning on June 30, 1985, and which transferred all of its assets to the Fund at the time the Fund commenced operations as a registered investment company on September 23, 1996.(2)

Performance Bar Chart and Table(3)
Year-by-Year Total Returns as of 12/31

Best Quarter	Q4 1998	+17.30%
Worst Quarter	Q3 2002	(16.30)%

Average Annual Total Returns (for the periods ending December 31, 2006)

Diversified Equity Fund	Past Year	Past 5 Years	Past 10 Years

Return Before Taxes	5.66%	1.70%	2.78%
Return After Taxes on Distributions(4)	5.62%	1.69%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares(4)	3.72%	1.45%	1.92%

Russell 1000 Growth Index(1)	9.07%	2.69%	5.44%

(1)	A widely recognized, unmanaged index of large capitalization growth stocks which measures the performance of those Russell 1000 Index companies having higher price-to-book ratios and higher forecasted growth values.

The index does not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes. The Fund changed to this as its primary benchmark index based on a determination that it is more highly correlated to the holdings and style of the Fund than its previous benchmark index.

(2)	The Fund’s investment objective and policies are substantially similar to those of the Collective Fund. The Collective Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Collective Fund had been registered under the 1940 Act, its performance might have been adversely affected.

(3)	Both chart and table assume reinvestment of dividends and distributions. Prior to August 1, 2001, the Fund’s shares were sold subject to a 5.00% maximum sales charge.

(4)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. The after tax returns are not relevant to investors who hold shares in a tax-deferred account, such as 401(k) plans or individual retirement accounts. After-tax returns are not available and are not therefore required to be presented for the periods prior to the time the Fund became a registered investment company.

Income Equity Fund

The chart and table on this page show how the Income Equity Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund’s yearly performance for each of the last ten years to demonstrate that the Fund’s value varied at differing times. The table below compares the Fund’s performance over time (both before and after taxes) to that of its primary benchmark index, the Russell 1000 Value Index(1). The quoted performance for the Fund includes the performance of a corresponding collective investment fund (the “Collective Fund”) that was previously managed by the Advisor’s predecessor beginning on June 30, 1985, and which transferred all of its assets to the Fund at the time the Fund commenced operations as a registered investment company on September 23, 1996.(2)

Performance Bar Chart and Table(3)
Year-by-Year Total Returns as of 12/31

Best Quarter	Q2 2003	+15.78%
Worst Quarter	Q3 2002	(18.98)%

Average Annual Total Returns (for the periods ending December 31, 2006)

Income Equity Fund	Past Year	Past 5 Years	Past 10 Years

Return Before Taxes	20.02%	12.22%	12.42%
Return After Taxes on Distributions(4)	18.57%	11.02%	9.91%
Return After Taxes on Distributions and Sale of Fund Shares(4)	14.89%	10.33%	9.55%

Russell 1000 Value Index(1)	22.25%	10.86%	11.00%

(1)	A widely recognized, unmanaged index that contains 1,000 securities with a less-than-average growth orientation. The index does not reflect the deduction of fees and expenses associated with a mutual fund or the impact of taxes.

(2)	The Fund’s investment objective and policies are substantially similar to those of the Collective Fund. The Collective Fund was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Collective Fund had been registered under the 1940 Act, its performance might have been adversely affected.

(3)	Both chart and table assume reinvestment of dividends and distributions. Prior to August 1, 2001, the Fund’s shares were sold subject to a 5.00% maximum sales charge.

(4)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. The after tax returns are not relevant to investors who hold shares in a tax-deferred account, such as 401(k) plans or individual retirement accounts. After-tax returns are not available and are not therefore required to be presented for the periods prior to the time the Fund became a registered investment company.

Investment Objectives

This section will help you compare the investment objectives and principal investment strategies of the Diversified Equity Fund with those of the Income Equity Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund’s prospectus.

Diversified Equity Fund

Investment Objective:  The Diversified Equity Fund seeks capital appreciation

Principal Investment Strategies:  The Fund normally invests primarily in common stocks and securities convertible into common stocks of companies with market capitalization of $5 billion or greater which the Advisor believes are expected to demonstrate above-average revenue and earnings growth and are considered to be leaders within their industry sectors.

Consistent with the Diversified Equity Fund’s investment objective, the Fund:

•	invests substantially all, but in no event less than 80%, of its assets in equity securities

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts

•	may invest in securities of real estate investment trusts (also known as REITs)

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

•	may engage in options transactions

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes

•	may lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income

•	may invest in other investment companies

In the event that the Advisor determines that current market conditions are not suitable for the Fund’s typical investments, the Advisor may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements.

Income Equity Fund

Investment Objective:  The Income Equity Fund seeks capital appreciation with current income as a secondary objective.

Principal Investment Strategies:  The Fund normally invests primarily in common stocks and securities convertible into common stocks of companies with market capitalization of at least $100 million which the Advisor believes pay above average dividends or interest.

Consistent with the Income Equity Fund’s investment objective, the Fund:

•	invests substantially all, but in no event less than 80%, of its assets in equity securities

•	invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, warrants and any rights to purchase common stocks

•	may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase

•	may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government

•	may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts

•	may invest in securities of REITs

•	may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase)

•	may engage in options transactions

•	may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes

•	may lend securities to qualified brokers, dealers, banks, and other financial institutions for the purpose of realizing additional income

•	may invest in other investment companies

In the event that the Advisor determines that current market conditions are not suitable for the Fund’s typical investments, the Advisor may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund’s assets in money market instruments and repurchase agreements.

How the Funds Compare

Investment Objectives:  The investment objectives of the Diversified Equity Fund and the Income Equity Fund are similar. The primary objective of both Funds is long-term capital appreciation. However, unlike the Diversified Equity Fund, the Income Equity Fund has a secondary objective of generating income.

Principal Investment Strategies:  The Funds utilize different principal investment strategies. The Diversified Equity Funds invests primarily in companies with market capitalizations to $5 billion or more, while the Income Equity Fund invests in companies with market capitalization of at least $100 million. Because of the focus on smaller capitalization companies, the Income Equity Fund has greater exposure to the risks associated with investments in smaller companies. In addition, the Diversified Equity Fund focuses on companies that demonstrate above-average revenue and earnings growth and are considered to be leaders within their industry sectors. The Income Equity Fund, by contrast, invests primarily in companies which are believed to pay above-average dividends or interest.

Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Diversified Equity Fund to those of the Income Equity Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations adopted by each Fund. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. The Diversified Equity Fund and the Income Equity Fund have adopted identical fundamental investment limitations.

Each of the Funds may not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations, if, immediately after such purchase, more than 5% of such Fund’s total assets would be invested in such issuer or such Fund would hold more than 10% of the outstanding voting securities of such issuer, except that up to 25% of a Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by such obligations.

2. Purchase any securities which would cause more than 25% of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

3. Borrow money or issue senior securities except as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder;

4. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements;

5. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

6. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities;”

7. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

8. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

Non-Fundamental Investment Limitation

The following investment limitations are non-fundamental investment limitations of the Funds. Non-fundamental limitations may be changed at any time by the Funds’ Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective. The Diversified Equity Fund and the Income Equity Fund have adopted the following identical non-fundamental investment limitations.

Each Fund may not:

1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

2. Engage in any short sales; and

3. Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets.

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in such Fund’s Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

The Funds’ Purchase, Exchange and Redemption Procedures

Because the Diversified Equity Fund and the Income Equity Fund are each series of the Trust, they have identical purchase, exchange and redemption procedures. These common procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description can be found in the Funds’ prospectus.

Share Classes.

Each Fund offers one class of shares. At the time of the Reorganization, shareholders of the Diversified Equity Fund will receive shares of the Income Equity Fund.

As discussed above under Fees and Expenses and Fund Management, each Fund has the same distribution fees and other expenses, but different total fund operating expenses. This is because the Funds assess different fees.

The minimum initial investments and minimum subsequent investments for each Fund are shown below:

	Minimum Initial	Minimum Subsequent
Type of Account	Investment	Investment

Regular (non-retirement)	$1,000	$25
Retirement	$1,000	$25
Automatic Investment Plan Regular	$25	$25
Automatic Investment Plan Regular	$25	$25

Shares may be purchased directly from the Distributor or through investment representatives. Investment representatives may charge fees or require higher minimum investments

Pricing Fund Shares

Each Fund’s per share net asset value (“NAV”) is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Chicago are open for business and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase any shares of that Fund is received) during which there is sufficient trading in portfolio instruments that a Fund’s net asset value per share might be materially affected. The New York Stock Exchange will not open in observance of the following holidays: New Years Day, Martin Luther King, Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading, even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Trust using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Trust and the valuations so established will be reviewed by the Trust under the general supervision of the Trust’s Board of Trustees. Several pricing services are available, one or more of which may be used by the Advisor from time to time.

Purchase Procedures.

Each Fund prices purchases at the next NAV calculated after your order is received by the Fund. Purchase orders received by the Distributor, or your investment representative, by the close of the regular session of trading on the Exchange, are processed at that day’s NAV. Purchase orders received by the Distributor, or your investment representative, after the close of the regular session of trading on the Exchange are processed at the next determined NAV on the following business day.

Each Fund facilitates investment by mail (regular and overnight service), wire transfer and automatic investment program.

Sales Charges and Distribution Fees.

Both the Diversified Equity Fund and the Income Equity Fund are sold at NAV without the imposition of a sales charge. However, both Funds may assess a 12b-1 fee to compensate dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares. This fee currently is being waived by the Distributor. For more information, please see Distribution Arrangements below.

Exchange Privileges.

You can exchange your shares in the Diversified Equity Fund and the Income Equity Fund for shares of another 1st Source Monogram Fund. No transaction fees are charged for exchanges. You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Redemption Procedures.

You may sell some or all of your shares the Diversified Equity Fund and the Income Equity Fund any time. Your sales price will be the NAV determined after your sell order is received by a Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. Each Fund permits redemptions by phone, mail (regular and overnight service), wire transfer and pursuant to an Automatic Withdrawal Plan. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Verifying Telephone Redemptions.  The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

Redemption in Kind.  Both Funds reserve the right to make payment in securities rather than cash. This is known as “redemption in kind.” Redemption in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing Small Accounts.  If your account falls below $500, both Funds may ask you to increase your balance. If it is still below $500 after 60 days, the Funds may close your account and send you the proceeds at the current NAV.

Distribution Arrangements

The Trust has adopted a Distribution and Shareholder Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay the Distributor, on an annual basis, up to 0.25% of the average daily net asset value of its shares (the “12b-1 Fee”). The 12b-1 Fee is used by the Distributor to compensate dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund’s shares and/or for providing shareholder services. The 12b-1 Fee is paid from Fund assets on an ongoing basis, and will increase the cost of your investment. The Distributor currently is waiving the 12b-1 Fee paid by the Funds for the current fiscal year.

The Advisor, at its own expense, also may provide compensation to dealers in connection with sales of shares of each Fund.

Frequent Trading Policy.

Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. The Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and they do not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the Funds do not impose limits on the frequency of purchases and redemptions, nor do they limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom the Funds believe has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. The Funds’ ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Dividend Policies.

Any income received by the Diversified Income Fund and the Income Equity Fund in the form of dividends is paid out, less expenses, to shareholders. Income dividends on both Funds are usually paid monthly. Capital gains for both Funds are distributed at least annually. All dividends and distributions will be automatically reinvested unless you request otherwise. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

PRINCIPAL RISKS

The Diversified Equity Fund and the Income Equity Fund are subject to identical risks, including the possible loss of the principal amount invested. Investments in both of the Funds are not deposits of 1st Source Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency.

The primary risks of an investment in each Fund are discussed below.

Equity Risk:  The value of the equity securities held by a Fund, and thus of a Fund’s shares, can fluctuate-at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. The fact that the Advisor follows a specific discipline can provide no assurance against a decline in the value of a Fund’s shares.

Market Risk:  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. A Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund’s investment portfolio, national and international economic conditions and general market conditions.

Foreign Securities Risk:  Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. A Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of the receipts.

Interest Rate Risk:  Interest rate risk refers to the risk that the value of a Fund’s fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

Credit Risk:  Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund’s portfolio. A Fund could lose money if the issuer of a security is unable to meet its financial obligations.

Income Equity Fund Only:

Smaller Company Risk.  The Income Equity Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of as little as $100 million). The earnings and prospects of smaller companies are more volatile than those of larger companies. Smaller companies also may experience higher failure rates than do larger companies. In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

FUND MANAGEMENT

The Investment Advisor

1st Source Corporation Investment Advisors, Inc. (the “Advisor”), 100 North Michigan Street, South Bend, Indiana 46601, is the investment advisor for each Fund. The Advisor is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. As of December 31, 2006, the Advisor had approximately $2.6 billion in assets under management.

The Advisor makes the day-to-day investment decisions for the Funds. In addition, the Advisor continuously reviews, supervises and administers each Fund’s investment programs. For these advisory services, the Funds paid the following fees during the fiscal year ended March 31, 2006

Fee as Percentage
of Fund’s Average
Fund	Daily Net Assets

Diversified Equity Fund	0.99%
Income Equity Fund	0.80%

Information regarding factors considered by the Board of Trustees of the Trust in connection with the most recent renewal of the Investment Advisory Agreement with respect to the Diversified Equity Fund and the Income Equity Fund is provided in the Funds’ Annual Report to Shareholders for the fiscal year ended March 31, 2006.

The Portfolio Managers

Ralph Shive serves as Portfolio Manager for the Income Equity Fund. The Diversified Equity Fund is currently being managed by a team of investment professionals employed by the Advisor. The team consists of Ralph Shive, Michael Shinnick, Jason Cooper and Bruno Riboni, each of whom shares equally in the management day-to-day of the Fund’s investments.

Mr. Shive serves as Vice President and Chief Investment Officer of the Advisor and joined 1st Source Bank in September 1989. Mr. Shive has worked as an analyst and portfolio manager for over twenty years after receiving his BA from Southern Methodist University. Mr. Shive has obtained the Chartered Financial Analyst (CFA) designation.

Mr. Shinnick serves as Portfolio Manager with the Advisor and joined 1st Source Bank in May 2003. From 1994 to 2000, Mr. Shinnick was a principal and then a partner with Diamond Technology Partners, Inc., Chicago, Illinois, a global management consulting firm. From 2000 to 2001, Mr. Shinnick was an officer with Zurich Financial Services, Inc., New York, New York, in its Z-COSM venture group. From 2002 to May 2003, Mr. Shinnick was a private investor. Mr. Shinnick received a B.A. from the University of Notre Dame.

Mr. Cooper joined 1st Source Bank in April 1999. He is a graduate of Purdue University with a B.S. in Business Management.

Mr. Riboni joined 1st Source Bank in 1999 and has been in the investment management field since 1994. Mr. Riboni graduated from the University of Cincinnati in 1991 and received an M.B.A. from the University of Cincinnati in 1993.

The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2006:

	Other
	Registered
	Investment		Other Pooled				Total
	Company	Assets	Investment Vehicle	Assets	Other	Assets	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed	Managed
		($ millions)		($ millions)		($ millions)	($ millions)

Ralph Shive	0	n/a	1	$100	35	$125	$225
Jason Cooper	0	n/a	1	$20	25	$85	$105
Bruno Riboni	0	n/a	1	$20	60	$150	$170
Michael Shinnick	0	n/a	0	n/a	50	$75	$75

Portfolio managers at the Advisor may manage accounts for multiple clients. Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Advisor may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

The compensation of the portfolio managers varies with the general success of the Advisor as a firm and its affiliates. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Advisor and its affiliates for the given time period, and, to a lesser extent, based on the performance of the Fund managed by that portfolio manager.

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of March 31, 2006 is as follows:

Dollar Range of Equity
Portfolio Manager	Fund	Securities Beneficially Owned

Ralph Shive	Income Equity Fund	$1 — $10,000
Ralph Shive	Long/Short Fund	$50,001 — $100,000
Jason Cooper	Special Equity Fund	$1 — $10,000
Bruno Riboni	Special Equity Fund	$10,001 — $50,000
Michael Shinnick	Long/Short Fund	$50,001 — $100,000

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio manager’s ownership of securities of the Funds they manage is available in the Fund’s Statement of Additional Information dated August 1, 2006.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the form of Reorganization Agreement found in Exhibit A.

The Reorganization Agreement provides that all of the assets and liabilities of the Diversified Equity Fund will be transferred to the Income Equity Fund at the Effective Time of the Reorganization (i.e., 8:00 a.m. ET on or about March 30, 2007). In exchange for this transfer of these assets and liabilities, the Income Equity Fund will simultaneously issue shares to the Diversified Equity Fund in an amount equal in value to the net asset value of the Diversified Equity Fund’s shares.

Following the transfer of its assets and liabilities in exchange for Income Equity Fund shares, the Diversified Equity Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the Income Equity Fund so received. Shareholders of the Diversified Equity Fund owning shares at the Effective Time of the Reorganization will receive shares of the Income Equity Fund with the same aggregate value as the shareholder had in the Diversified Equity Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the shareholders of the Diversified Equity Fund on the share records of the Income Equity Fund’s transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Income Equity Fund due to the shareholders of the Diversified Equity Fund.

The Income Equity Fund does not issue share certificates to shareholders. Shares of the Income Equity Fund to be issued will have no preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Diversified Equity Fund’s shareholders. The Diversified Equity Fund will then be liquidated and terminated.

The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the Diversified Equity Fund shareholders; and (ii) the receipt by the Diversified Equity Fund and the Income Equity Fund of a tax opinion to the effect that, for federal income tax purposes, the Reorganization will be tax-free to the Diversified Equity Fund and the Income Equity Fund and their shareholders. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Effective Time of the Reorganization, the Board of Trustees of the Trust determines that the consummation of the transactions contemplated by the Reorganization Agreement is not in the best interest of the Funds’ shareholders.

Costs of Reorganization

The Advisor or an affiliate thereof will bear and pay all expenses of the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transaction, and (g) the cost of winding up and liquidating the business and affairs of the Diversified Equity Fund.

Federal Income Taxes

The combination of the Diversified Equity Fund into the Income Equity Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Diversified Equity Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The aggregate tax basis of the Income Equity Fund shares received will be the same as the aggregate tax basis of the Diversified Equity Fund shares exchanged, and the holding period of the Income Equity Fund shares received will include the holding period of the Diversified Equity Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Diversified Equity Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of March 31, 2006, the Diversified Equity Fund had unutilized capital loss carryforwards of $5,559,452 that expire in 2011 and $1,264,629 that expire in 2012. The Income Equity Fund had no unutilized capital loss carryforwards. The final amount of unutilized capital loss carryover for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryovers may, in part, be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Income Equity Fund. As a result, some or all of the capital loss carryovers may expire unutilized. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Funds and their shareholders.

Capitalization

The following table sets forth as of September 30, 2006: (i) the unaudited capitalization of each of the Diversified Equity Fund and the Income Equity Fund, and (ii) the unaudited pro forma combined capitalization of the Funds assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on March 30, 2007 as a result of daily share purchase and redemption activity in the Funds and changes in NAV.

		Net Asset
		Value	Shares
Fund	Net Assets	Per Share	Outstanding

Diversified Equity Fund	51,619,016	7.57	6,817,078
Income Equity Fund	134,672,566	14.41	9,347,737
Adjustment	—	—	(3,236,461)
Pro Forma Income Equity Fund	186,297,582	14.41	12,928,354

REASONS FOR THE REORGANIZATION

At a meeting held on January 16, 2007, the Board of Trustees of the Trust unanimously voted that the proposed Reorganization would be in the best interests of the Diversified Equity Fund and its shareholders and that the interests of the shareholders would not be diluted. At this meeting, representatives of the Advisor provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganization. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the Reorganization, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the Diversified Equity Fund and the Income Equity Fund; and (c) the impact of the Reorganization on the Diversified Equity Fund and its shareholders.

Before approving the Reorganization, the Board of Trustees examined all factors that it considered relevant, including information regarding comparative expense ratios. In connection with its deliberations, the Board of Trustees inquired into a number of matters and evaluated the above-referenced information and considered, among other things:

•	The similarity of the investment objectives of the Diversified Equity Fund and the Income Equity Fund;

•	The lower management fees and expense ratio of the Income Equity Fund;

•	The long-term performance of the Income Equity Fund;

•	The anticipated tax-free nature of the Reorganization; and

•	The alternatives available to the shareholders of the Diversified Equity Fund, including the ability to redeem their shares.

The Board of Trustees determined that the Reorganization is in the best interests of the Diversified Equity Fund’s shareholders. On the basis of the information provided to the Board of Trustees and its evaluation of that information, the Board recommends that the shareholders of the Diversified Equity Fund approve the Reorganization.

The Board of Trustees also determined that the Reorganization is in the best interests of the shareholders of the Income Equity Fund.

SHAREHOLDER RIGHTS

General Shareholder Rights

General

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was organized as a Massachusetts business trust on January 8, 1992 and is governed by its Declaration of Trust, Bylaws, a Board of Trustees and by applicable Massachusetts and federal law. The Trust currently consists of sixteen series, including the Diversified Equity Fund and the Income Equity Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.01 per share, of one or more series. The Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and Statement of Additional Information for each Fund, the shares are fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of either Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

Voting Requirements

Under the Trust’s Declaration of Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers, except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act. Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the shares issued and outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting but any lesser number is sufficient for adjourned sessions.

Shareholder Meetings

The Trust on behalf of the Funds is not required to hold annual meetings of shareholders. However, a meeting of shareholders may be called at any time by a majority of the Trustees and must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings.

Election and Term of Trustees

The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. When a quorum is present at a meeting, a plurality of the shares present in person or by proxy is sufficient to act on a matter and is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or by the vote of two-thirds of the remaining number of Trustees. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation.

Shareholder Liability

Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification out of the series’ property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself would be unable to meet its obligations.

Liability of Trustees

The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its Bylaws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Bylaws and Massachusetts law directly for more complete information.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION — Federal Income Taxes.

Each Fund has qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from a Fund may be taxable whether or not shareholders reinvest them.

Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of a Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax advisor regarding the rules governing their own retirement plan.

INFORMATION ABOUT THE DIVERSIFIED EQUITY FUND
AND THE INCOME EQUITY FUND

Information concerning the operation and management of the Diversified Equity Fund and the Income Equity Fund is included in the Trust’s prospectus. Additional information about the Diversified Equity Fund and the Income Equity Fund is included in the Trust’s Statement of Additional Information dated August 1, 2005. A prospectus for the Funds and the Trust’s Statement of Additional Information is available upon request and without charge by calling 1-800-766-8938.

The Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Room 4-300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Proxy Statement/Prospectus concerning the Trust was provided by BISYS Fund Services Ohio, Inc.

Financial Statements.  The financial statements of the Trust relating to the Diversified Equity Fund and the Income Equity Fund contained in the Annual Report to shareholders for the fiscal year ended March 31, 2006, have been audited by Ernst & Young LLP, their independent registered public accountant. The Trust will furnish, without charge, a copy of the Annual Report on request. Requests should be made by calling toll-free 1-800-766-8938. The Annual Reports for the Funds also are available on the SEC’s website at www.sec.gov.

The Financial Highlights relating to the Funds contained in the Semi-Annual Report for the period ended September 30, 2006 are attached as Exhibit C.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR APPROVAL
OF THE REORGANIZATION AGREEMENT.

VOTING MATTERS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting to be held March 26, 2007 at 9:30 a.m., ET, at 3435 Stelzer Road, Columbus, OH 43219, and at any adjournments thereof. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Diversified Equity Fund on or about March 2, 2007. It is expected that the solicitation of proxies will be primarily by mail, but beginning on or about March 15, 2007, proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of the Advisor, its affiliates or other representatives of the Trust (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS-ADP, the Diversified Equity Fund’s proxy solicitor.

The Board of Trustees of the Trust has fixed the close of business on February 12, 2007 as the record date (the “Record Date”) for determining the shareholders of the Diversified Equity Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.

Voting Rights and Required Vote

Each shareholder of the Diversified Equity Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 50% of the outstanding shares of the Diversified Equity Fund entitled to vote at the Special Meeting, present in person or by proxy, constitute a quorum. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Diversified Equity Fund.

If you wish to participate in the Special Meeting, you may submit the proxy card included with this Proxy Statement/Prospectus, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. Proxies that are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If shareholders of the Diversified Equity Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by the Advisor.

A shareholder of the Diversified Equity Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of Income Equity Fund that they receive in the transaction at their then-current net asset value. Shares of the Diversified Equity Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Diversified Equity Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement/Prospectus so that they will be received by the Trust in a reasonable period of time prior to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise the Trust whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement/Prospectus needed to supply copies to the beneficial owners of the respective shares.

Expenses

The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures (totaling approximately $30,000) will be paid by the Advisor whether or not shareholders approve the Reorganization. The estimated cost of the additional proxy solicitation by MIS-ADP is approximately $10,000. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

Record Date and Outstanding Shares

Only shareholders of record of the Diversified Equity Fund at the close of business on February 12, 2007 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote 6,073,357.330 shares of the Diversified Equity Fund.

The votes of the shareholders of the Income Equity Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. However, the vote required for approval of the proposal, including the treatment of abstentions and broker non-votes would be the same as for the Diversified Equity Fund. At the close of business on the Record Date there were outstanding 10,254,274.311 shares of the Income Equity Fund:

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of either the Diversified Equity Fund or the Income Equity Fund.

As of the Record Date, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of either the Diversified Equity Fund or the Income Equity Fund. Shareholders indicated below holding greater than 25% of a Fund are “controlling persons” under the 1940 Act. Controlling persons may have the ability to decide the outcome of a shareholder vote.

Diversified Equity Fund

				Percentage
		Number of		Ownership of
		Shares/Nature	Percentage	Combined Fund
Name and Address	Fund/Class	of Ownership	Ownership	After Reorganization

Morris & Co. FBO	Diversified Equity	5,429,888.708/Record	89.40%	33.26%
1st Source Bank
P.O. Box 1602
South Bend, IN 46634
Attn: Trust Operations
Fast & Co. FBO	Diversified Equity	502,010.965/Record	8.26%	3.07%
1st Source Bank
P.O Box 1602
South Bend, IN 46634
Attn: Trust Operations

Income Equity Fund

				Percentage
		Number of		Ownership of
		Shares/Nature	Percentage	Combined Fund
Name and Address	Fund/Class	of Ownership	Ownership	After Reorganization

Morris & Co. FBO	Income Equity	8,127,059.564/Record	79.27%	49.78%
1st Source Bank
P.O. Box 1602
South Bend, IN 46634
Attn: Trust Operations
Fast & Co. FBO	Income Equity	839,496.013/Record	8.18%	5.14%
1st Source Bank
P.O Box 1602
South Bend, IN 46634
Attn: Trust Operations

OTHER BUSINESS

The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust by calling 1-800-766-8938.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, PHONE, OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Timothy Bresnahan
Secretary

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 7th day of February, 2007, by and between the Income Equity Fund (the “Acquiring Fund”) and the Diversified Equity Fund (the “Transferring Fund”), each a series of The Coventry Group (the “Trust”). The Trust is a Massachusetts business trust, with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

WHEREAS, the Trustees of the Trust have determined that the Transferring Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR THE
ACQUIRING FUND SHARES AND ASSUMPTION OF TRANSFERRING FUND
LIABILITIES AND LIQUIDATION OF THE TRANSFERRING FUND

1.1  THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2  ASSETS TO BE ACQUIRED.  The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3  LIABILITIES TO BE ASSUMED.  The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4  LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Transferring Fund Shareholders”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5  OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Proxy Statement/Prospectus on Form N-14 which has been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).

1.6  TRANSFER TAXES.  Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  REPORTING RESPONSIBILITY.  Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated.

1.8  TERMINATION.  The Trust shall take all necessary and appropriate steps under applicable law to terminate the Transferring Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS.  The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3  SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be determined by multiplying the outstanding shares of the Transferring Fund by the ratio computed by dividing the net asset value per share of the Transferring Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

2.4  DETERMINATION OF VALUE.  All computations of value shall be made by BISYS Fund Services Ohio, Inc., the Acquiring Fund and Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and Transferring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about March 30, 2007 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time (“ET”) at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2  EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3  TRANSFER AGENT’S CERTIFICATE.  The Transferring Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4  CUSTODIAN’S CERTIFICATE.  Fifth Third Bank, as custodian for the Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE TRANSFERRING FUND.  The Transferring Fund represents and warrants to the Acquiring Fund as follows:

(a) The Transferring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Transferring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Transferring Fund at March 31, 2006 and the unaudited financial statement at September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h) Since September 30, 2006, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l) At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Transferring Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Transferring Fund (the “Proxy Statement/Prospectus”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement/Prospectus included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2  REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Transferring Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund at March 31, 2006 and the unaudited financial statements at September 30, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Transferring Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since September 30, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Proxy Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1  OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Transferring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2  APPROVAL BY SHAREHOLDERS.  The Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  INVESTMENT REPRESENTATION.  The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4  ADDITIONAL INFORMATION.  The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5  FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Transferring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2  With respect to the Transferring Fund, the Trust shall have received on the Closing Date an opinion from Thompson Hine LLP, special counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the trust power to own all of its properties and assets and, to carry on its business as presently conducted.

(b) The Acquiring Fund is a separate series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefore not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(h) In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(i) In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

(j) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2  The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3  With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Thompson Hine LLP, special counsel to the Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The Transferring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Transferring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Transferring Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Transferring Fund, the descriptions in the Proxy Statement/Prospectus of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(g) In the ordinary course of such counsel’s representation of the Transferring Fund and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Transferring Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

(h) In the ordinary course of such counsel’s representation of the Transferring Fund and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Transferring Fund or any of its respective properties or assets and the Transferring Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement/Prospectus.

(i) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Transferring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
THE ACQUIRING FUND AND THE TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the Trust’s Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1.

8.2  On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of the Transferring Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.6  The Trust shall have received a favorable opinion of Thompson Hine LLP addressed to the Acquiring Fund and the Transferring Fund substantially to the effect that, for federal income tax purposes:

(a) The transfer of all of the Transferring Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund followed by the distribution of the Acquiring Fund Shares to the Transferring Fund Shareholders in dissolution and liquidation of the Transferring Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Transferring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c) No gain or loss will be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Transferring Fund Shareholders in exchange for their shares of the Transferring Fund.

(d) No gain or loss will be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for the Acquiring Fund Shares in liquidation of the Transferring Fund.

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Transferring Fund shares held by such Shareholder immediately prior to the Closing. The holding period of the Acquiring Fund Shares received by each Transferring Fund Shareholder will include the period during which the Transferring Fund shares exchanged therefore were held by such Shareholder (provided the Transferring Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Transferring Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Closing, and the holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Transferring Fund.

(g) The Acquiring Fund will succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Thompson Hine LLP appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1  The Acquiring Fund, the Transferring Fund, and the shareholders of the Transferring Fund will pay their respective expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, 1st Source Corporation Investment Advisors, Inc., the investment advisor to the Funds or one of its affiliates, will pay or assume those expenses of the Acquiring Fund and the Transferring Fund that are solely and directly related to the Reorganization, determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187. Transferring FundTransferring Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Trust’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Transferring Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1  This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5  With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE COVENTRY GROUP ON BEHALF OF
THE INCOME EQUITY FUND

By:	/s/ R. Jeffrey Young
Name: R. Jeffrey Young

Title:	President

THE COVENTRY GROUP ON BEHALF OF
THE DIVERSIFIED EQUITY FUND

By:	/s/ R. Jeffrey Young
Name: R. Jeffrey Young

Title:	President

EXHIBIT B
1st Source Monogram Funds
Income Equity Fund
Ralph C. Shive, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q.	How did the Income Equity Fund perform during the six-month period between April 1, 2006 and September 30, 2006?

A.	The Fund returned 2.68%. That compared to a 6.85% return for its benchmark, the Russell 1000® Value Index [1] and a 5.37% return for the Lipper Equity Income Funds Index.[1]

Q.	What factors affected the Fund’s performance?

A.	The stock market in general and value stocks in particular posted solid gains during this six-month period, helping this Fund and its benchmark generate positive returns. Stocks in the health care, financial and technology sectors contributed to the Fund’s absolute gain.

The Fund lagged its benchmark index largely because of overweight positions in shares of industrial and commodity firms. Those stocks, which had a strong three-year run entering this period, fell sharply in late spring as investors anticipated an economic slowdown. We maintained relatively large positions in those sectors, because we believed industrial and commodities stocks remained attractive on a long-term basis.[2]

The Fund held no exposure to the housing sector during this period. The zero weighting in housing-related stocks provided a positive contribution to performance against the index, as signs of a severe housing slowdown led to losses for many such stocks. The Fund’s relative performance also benefited from a relatively small exposure to retail stocks, which declined substantially early in the period before rebounding.[2]

Average Annual To Return

As of 9/30/06	1 Year	5 Year	10 Year

Income Equity Fund	13.58%	12.69%	12.46%
Russell 1000® Value Index	14.62%	10.73%	11.20%
Lipper Equity Income Funds Index	12.09%	8.37%	8.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that

1 The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that tracks the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. These indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in their underlying securities or funds.
2 The composition of the Fund’s portfolio is subject to change.

an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

Past performance does not guarantee future results.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund (“Commingled”) accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund’s commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

1st Source Monogram Funds
Diversified Equity Fund
Ralph C. Shive, CFA

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q.	How did the Diversified Equity Fund perform during the six-month period between April 1, 2006 and September 30, 2006?

A.	The Fund returned –1.76%. That compared to a –0.12% return for the Russell 1000® Growth Index.[1](

Q.	What factors affected the Fund’s performance?

A.	Growth stocks performed poorly early in the period before rebounding during the summer. That environment contributed to small losses for the Fund and its style benchmark during the six-month period as a whole.

The Fund lagged its benchmark in part because of a relatively large stake in shares of firms that make orthopedic devices. Those stocks suffered as the industry came under greater regulatory scrutiny and pricing pressure — developments that weighed on earnings at these highly profitable companies. We maintained the Fund’s stakes in orthopedics stocks, because we believed the shares continued to present strong long-term growth opportunities.[2](

Certain technology stocks boosted returns relative to the Fund’s benchmark, while others weighed on relative returns. The Fund’s large weighting in software stocks lifted returns against the growth index, as those shares rallied during the second half of the period. Selection among software stocks also boosted relative returns. The Fund’s security selection among semiconductor stocks weighed on relative returns, however, as a price war led to losses at several stocks in that industry.[2]

Stock selection in the consumer non-discretionary sector also boosted relative returns. Investors fleeing the energy sector sought the stability of defensive consumer stocks, so the Fund’s relatively large exposure to that sector improved performance versus the benchmark.[2]

Average Annual Total Return

As of 9/30/06	1 Year	5 Year	10 Year

Diversified Equity Fund	1.14%	2.63%	2.83%
Russell 1000® Growth Index	6.04%	4.42%	5.46%

Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. For performance data current to the most recent month end, please contact us at 1-800-766-8938.

(     1 The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(     2 The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund (“Commingled”) accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund’s commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts’ performance may have been adversely affected.

Table of Shareholder Expenses (unaudited):

As a shareholder of the 1st Source Monogram Funds, you incur ongoing costs, including management fees; distribution; and 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the 1st Source Monogram Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/06	9/30/06	4/1/06 — 9/30/06	4/1/06 — 9/30/06

1st Source Monogram Income Equity Fund	$1,000.00	$1,026.80	$5.89	1.16%
1st Source Monogram Diversified Equity Fund	1,000.00	982.40	6.96	1.40%
1st Source Monogram Special Equity Fund	1,000.00	918.80	6.83	1.42%
1st Source Monogram Income Fund	1,000.00	1,029.50	4.94	0.97%
1st Source Monogram Long/Short Fund	1,000.00	1,041.50	7.93	1.55%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each 1st Source Monogram Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	4/1/06	9/30/06	4/1/06 — 9/30/06	4/1/06 — 9/30/06

1st Source Monogram Income Equity Fund	$1,000.00	$1,019.25	$5.87	1.16%
1st Source Monogram Diversified Equity Fund	1,000.00	1,018.05	7.08	1.40%
1st Source Monogram Special Equity Fund	1,000.00	1,017.95	7.18	1.42%
1st Source Monogram Income Fund	1,000.00	1,020.21	4.91	0.97%
1st Source Monogram Long/Short Fund	1,000.00	1,017.30	7.84	1.55%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance during the past five years (or, if shorter, during its operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ending March 31, 2006 has been audited by Ernst & Young, LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request. The information for the fiscal years ending March 31, 2002 through 2005 were audited by the Funds’ prior auditors. The information for the period ended September 30, 2006 is unaudited.

C-1

1st Source Monogram Funds
Income Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the
	Six Months
	Ended
	September 30,		For the Years Ended March 31,
	2006		2006	2005	2004	2003	2002
	(Unaudited)

Net Asset Value, Beginning of Period	$14.14		$13.61	$12.16	$8.87	$11.49	$10.87

Investment Activities:
Net investment income	0.11		0.17	0.14	0.17	0.18	0.17
Net realized and unrealized gains (losses) from investments	0.27		2.10	1.91	3.39	(2.53)	1.07

Total from investment activities	0.38		2.27	2.05	3.56	(2.35)	1.24

Distributions:
Net investment income	(0.11)		(0.18)	(0.13)	(0.16)	(0.18)	(0.17)
Net realized gains	—		(1.56)	(0.47)	(0.11)	(0.09)	(0.45)

Total Distributions	(0.11)		(1.74)	(0.60)	(0.27)	(0.27)	(0.62)

Net Asset Value, End of Period	$14.41		$14.14	$13.61	$12.16	$8.87	$11.49

Total Return	2.68	%(b)	17.72%	17.17%	40.48%	(20.66)%	11.97%
Ratios/Supplementary Data:
Net Assets at end of period (000)	$134,673		$129,508	$103,127	$79,034	$52,403	$56,981
Ratio of expenses to average net assets	1.16	%(c)	1.19%	1.19%	1.21%	1.22%	1.20%
Ratio of net investment income to average net assets	1.54	%(c)	1.25%	1.10%	1.49%	1.82%	1.58%
Ratio of expenses to average net assets(a)	1.41	%(c)	1.45%	1.44%	1.46%	1.47%	1.45%
Portfolio turnover	13%		37%	44%	24%	18%	32%

(a)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)	Not Annualized

(c)	Annualized

See notes to financial statements.

C-2

1st Source Monogram Funds
Diversified Equity Fund

Financial Highlights
Selected data for a share outstanding throughout the periods indicated.

	For the
	Six Months
	Ended
	September 30,		For the Years Ended March 31,
	2006		2006		2005		2004		2003	2002
	(Unaudited)

Net Asset Value, Beginning of Period	$7.71		$7.14		$6.82		$5.45		$7.21	$7.69

Investment Activities:
Net investment income (loss)	0.00	(a)	0.00	(a)	(0.00	)(a)	(0.01)		(0.01)	(0.01)
Net realized and unrealized gains (losses) from investments	(0.14)		0.57		0.33		1.38		(1.75)	(0.47)

Total from investment activities	(0.14)		0.57		0.33		1.37		(1.76)	(0.48)

Distributions:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.01)		(0.00	)(a)	—	—
Total Distributions	—		—		(0.01)		—		—	—

Net Asset Value, End of Period	$7.57	(c)	$7.71		$7.14		$6.82		$5.45	$7.21

Total Return	(1.76)%		7.99%		4.80%		25.15%		(24.41)%	(6.24)%
Ratios/Supplementary Data:
Net Assets at end of period (000)	$51,625		$56,294		$52,169		$42,028		$30,056	$40,766
Ratio of expenses to average net assets	1.40	%(d)	1.38%		1.37%		1.38%		1.37%	1.32%
Ratio of net investment income to average net assets	1.11	%(d)	0.01%		(0.01)%		(0.17)%		(0.19)%	(0.17)%
Ratio of expenses to average net assets(b)	1.65	%(d)	1.64%		1.63%		1.63%		1.62%	1.57%
Portfolio turnover	33%		57%		43%		45%		80%	68%

(a)	Amount is less then $0.005 per share.

(b)	During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)	Not Annualized

(d)	Annualized

See notes to financial statements.

C-3